Exhibit 10.3

FIRST AMENDMENT AND CONSENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 16, 2007 (this “Amendment”), among LBI MEDIA, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (in such capacity, the “Collateral Agent”).

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the lenders from time to time party thereto are party to the Credit Agreement referred to below;

WHEREAS, the Borrower wishes to convert fourteen of its wholly-owned Subsidiaries into limited liability companies, including eight of such Subsidiaries that will be converted by means of merging such Subsidiaries into newly-formed Delaware limited liability companies, which are listed on Schedule 1 hereto (the “New Delaware LLCs”), with each such New Delaware LLC surviving such merger (the “Delaware Mergers”);

WHEREAS, after the Delaware Mergers, LBI Holdings I, Inc., a California corporation, will merge with and into Liberman Broadcasting, Inc., a Delaware corporation (“New Holdings”), with New Holdings as the surviving corporation (the “Holdings Merger”);

WHEREAS, immediately upon the consummation of the Holdings Merger, New Holdings will amend and restate its Certificate of Incorporation and issue certain shares of Class A Common Stock pursuant to the Investment Agreement, and will thereupon consummate the Alta Repayment (as defined below);

WHEREAS, in connection with the Private Equity Issuance (as defined below) and the other Private Equity Related Transactions (as defined below), the Borrower has requested the amendment of the Credit Agreement and certain of the other Loan Documents (as defined below) and the consents set forth herein; and

WHEREAS, on the terms and subject to the conditions set forth herein, the Lenders (including the Issuing Lender) and the Administrative Agent and the Collateral Agent are willing to so amend the Credit Agreement and such other Loan Documents and grant the consents set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto hereby agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS.

(a) Reference is made to the Amended and Restated Credit Agreement dated as of May 8, 2006 (the “Credit Agreement”), among the Borrower, the Guarantors, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent.

(b) The terms “Alta Repayment”, “Assumption Agreement”, “Entity Conversion”, “Holdings Merger Agreement”, “Investment Agreement”, “Private Equity Issuance”, “Private Equity Issuance Documents”, “Private Equity Related Transactions” and “Termination Agreement” have the meanings specified in Exhibit A hereto.

(c) Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. AMENDMENTS. Effective upon (i) the satisfaction of the conditions set forth in Section 5.1 below and the consummation of the Entity Conversion (in the case of Section 2(b)) and (ii) the satisfaction of the conditions set forth in Section 5 below (in the case of Section 2(a) and Section 2(c)):

(a) The Credit Agreement (but not the exhibits or schedules thereto) is hereby amended in its entirety to read as set forth in Exhibit A hereto.

(b) The Loan Documents are hereby amended by inserting the schedules attached as Annex I hereto in the place of the corresponding schedules to such Loan Documents, inserting Exhibit P attached as Annex II hereto in the place of Exhibit P to the Credit Agreement and deleting Exhibit F to the Credit Agreement. The Security Agreement is hereby amended by deleting Schedule VII thereto, and by deleting subsections 6(k) and 6(l) thereof. From and after the effectiveness of such amendment, references in the Loan Documents to Schedule VII to, and to subsections 6(k) and 6(l) of, the Security Agreement shall be of no further effect.

(c) All references to “capital stock” in the Loan Documents shall be deemed to include capital stock of corporations, limited liability company or membership interests in limited liability companies, partnership interests in general or limited, and similar interests of any other entity, in each case (other than in Sections 7.5(m)(vii) and 7.6(f) of the Credit Agreement), other than Equity Rights.

3. CONSENTS.

Effective upon (i) the satisfaction of the conditions set forth in Section 5 below (in the case of Section 3(a)) and (ii) the satisfaction of the condition set forth in Section 5.1 below (in the case of Section 3(b)), as applicable:

(a) Notwithstanding anything in any of the Loan Documents (including the Alta Subordination Agreement and the Investor Subordination Agreement, including Sections 3.1, 3.2, 3.6(b) and (d), 4 and 8(b) of the Alta Subordination Agreement and Sections 4 and 7 of the Investor Subordination Agreement) to the contrary, the Administrative Agent and the Lenders hereby (1) consent to (and waive any Defaults or Events of Default that would result from) the Alta Repayment and the Holdings Merger and the execution, delivery and performance by the Holding Companies, of the Termination Agreement, the Assumption Agreement and the Holdings Merger Agreement, and the termination of the Alta Subordination Agreement and the Investor Subordination Agreement pursuant to the following clauses (2) and (3) respectively, (2) agree that the Alta Subordination Agreement shall terminate on the 91st day after the receipt by the Purchasers (as defined in the Termination Agreement) of the Payoff Amount (as defined in the Termination Agreement), so long as no Reorganization (as defined in the Alta Subordination Agreement) proceeding has been initiated prior to such 91st day, without any further action by any Person (it being understood that the Holdings Merger and the Entity Conversion shall not, in any event, be deemed to be Reorganization proceedings) and (3) agree that upon the receipt by the Purchasers (as defined in the Termination Agreement) of the Payoff Amount (as defined in the Termination Agreement), the Investor Subordination Agreement shall terminate without any further action by any Person. Each of Alta, Holdings and New Holdings may rely on the provisions of this clause (a) as intended third-party beneficiaries thereof as if it were a party to this Amendment solely for purposes of this clause (a).

(b) Notwithstanding anything in any of the Loan Documents (including Sections 6.10 and 7.4 of the Credit Agreement and Section 6(a) of the Security Agreement) to the contrary, the Agents and the Lenders hereby consent to (and waive any Defaults or Events of Default that would result from) the Credit Parties and the New Delaware LLCs consummating the Entity Conversion and the Delaware Mergers and the Credit Parties’ and the New Delaware LLCs’ not complying with Sections 6.10(a) and 7.4 of the Credit Agreement and Section 6(a) of the Security Agreement in connection therewith, so long as (1) no Credit Party makes any Investment in any New Delaware LLC (other than a nominal Investment to establish such New Delaware LLC) prior to the applicable Delaware Merger and (2) the Borrower satisfies the conditions described in Sections 5.2, 5.5 and 5.6 below within 5 Business Days of the Entity Conversion and the Delaware Mergers.

4. REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby represent and warrant that, immediately after the effectiveness of all of this Amendment (including Sections 2 and 3) and after giving effect to this Amendment (including Sections 2 and 3) and the other Amendment Transactions (as defined below):

4.1. Authorization; Enforceability. This Amendment, the Private Equity Issuance, the Holdings Merger, the Alta Repayment and the Termination Agreement (collectively, the “Amendment Transactions”) shall be within the organizational power and authority of each Holding Company, each Credit Party and Empire Burbank, to the extent such Holding Company, such Credit Party or Empire Burbank, as applicable, shall be a party thereto and shall have been duly authorized by all necessary organizational action on the part of such Holding Company, such Credit Party or Empire Burbank, as applicable, to the extent such Holding Company, such Credit Party or Empire Burbank, as applicable, shall be a party thereto. This Amendment and the documents executed and delivered in connection herewith and in connection with the Amendment Transactions, in each case, on or prior to the date of the Private Equity Issuance shall have been duly authorized, executed and delivered by each Holding Company, each Credit Party or Empire Burbank that shall be a party thereto and shall constitute legal, valid and binding obligations of such Holding Company, such Credit Party or Empire Burbank, as applicable, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.2. Absence of Conflicts. The Amendment Transactions (other than the Alta Repayment) (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, (ii) those that have been obtained or made on or before the date of the Private Equity Issuance, (iii) the filing with and receipt of file stamped copies of documents from the California Secretary of State in connection with the Holdings Merger, and (iv) certain filings to be made with the appropriate Governmental Authorities with respect to intellectual property and real property, in each case in connection with the Entity Conversion, (b) do not violate any applicable law, policy or regulation or the organizational documents of any Holding Company, any Credit Party or Empire Burbank or any order of any Governmental Authority where any violation would have a Material Adverse Effect, (c) do not violate or result in a default under any material indenture, agreement or other instrument binding upon any Credit Party or Empire Burbank, or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any Holding Company, any Credit Party or Empire Burbank, where any such violation or default or right to payment would have a Material Adverse Effect, and (d) except for the Liens created by the Collateral Documents, do not result in the creation or imposition of any material Lien on any asset of any Holding Company, any Credit Party or Empire Burbank. The Alta Repayment (a) does not require any consent, approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation, (ii) those that have been obtained or made on or before the date of the Private Equity Issuance, (iii) the filing with and receipt of file stamped copies of documents from the California Secretary of State in connection with the Holdings Merger, and (iv) certain filings to be made with the appropriate Governmental Authorities with respect to intellectual property and real property, in each case in connection with the Entity Conversion, (b) does not violate any applicable law, policy or regulation or the organizational documents of any Holding Company , any Credit Party or Empire Burbank or any order of any Governmental Authority where any violation would have a Material Adverse Effect, (c) does not (i) violate or breach in any material respect the Senior Subordinated Note Indenture or the Media Holdings Discount Notes Indenture, or (ii) violate or result in a default under any other material indenture, agreement or other instrument binding upon any Credit Party or Empire Burbank, or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any Holding Company, any Credit Party or Empire Burbank, where (in the case of clause (ii) only) any such violation or default or right to payment would have a Material Adverse Effect, and (d) except for the Liens created by the Collateral Documents, does not result in the creation or imposition of any material Lien on any asset of a Holding Company, any Credit Party or Empire Burbank.

4.3. New Delaware LLCs. Prior to the Entity Conversion, no New Delaware LLC has owned any material property or asset, had any material liability or obligation other than becoming a guarantor under the Senior Subordinated Note Indenture in accordance with the terms thereof, or conducted any business of any kind, other than its own formation and entering into documents effecting the foregoing.

5. CONDITIONS TO THIS AMENDMENT.

This Amendment shall become effective upon the satisfaction of the condition set forth in Section 5.1; provided, that the effectiveness of the amendments set forth in Sections 2(a) and 2(c) and the consents and waivers set forth in Section 3(a) shall be conditioned on the satisfaction of each of the following conditions:

5.1. Execution of Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor party hereto, the Administrative Agent, the Collateral Agent and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Amendment.

5.2. Corporate Matters. The Administrative Agent shall have received from the Borrower, each Holding Company and each Guarantor (after giving effect to the Entity Conversion), a secretary’s certificate as to and attaching the organizational documents and incumbency of officers of such Person and authorization of such Person to execute and deliver this Amendment and the documents relating to the Private Equity Issuance, the Holdings Merger, the Entity Conversion and the Alta Repayment to which such Person is a party.

5.3. Holdings Merger. The Administrative Agent shall have received:

(a) copies of the Holdings Merger Agreement (as modified in a manner reasonably satisfactory to the Administrative Agent), executed by each of the parties thereto, and

(b) evidence reasonably satisfactory to the Administrative Agent of the effectiveness of the Holdings Merger in the State of Delaware, including a copy of the file stamped certificate of merger with respect to the Holdings Merger as filed with the Secretary of State of the State of Delaware, all in form and substance reasonably satisfactory to the Administrative Agent.

5.4. Private Equity Issuance; Alta Repayment; Entity Conversion. The Private Equity Issuance shall have occurred in accordance with the Private Equity Issuance Documents (in the form as delivered to the Administrative Agent prior to the execution of this Amendment by the Administrative Agent) without any material amendment or waiver thereof that is materially adverse to the Lenders other than as consented to by the Administrative Agent, and the proceeds thereof shall have been applied to the Alta Repayment in an amount sufficient to consummate the Alta Repayment in accordance with the Termination Agreement. Not less than $40,000,000 of the proceeds of the Private Equity Issuance shall have been contributed to the Borrower. The Administrative Agent shall have received a fully-executed copy of the Termination Agreement. The Entity Conversion shall have been consummated.

5.5. Confirmations. The Administrative Agent shall have received a confirmation, in the form attached hereto as Exhibit B, by the Guarantors (after giving effect to the Entity Conversion).

5.6. UCC Filings, Etc. The Administrative Agent shall have received such UCC-1 and UCC-3 financing statements and amendments as it shall reasonably require, and the certificates evidencing the membership interests of the Subsidiaries of the Borrower (after giving effect to the Entity Conversion), duly endorsed in blank, pursuant to Section 6.10 of the Credit Agreement.

5.7. Outside Date. The Amendment Transactions shall have been consummated not later than April 15, 2007.

5.8. Private Equity Issuance Documents. The Administrative Agent shall have received true, correct and complete copies of the Private Equity Issuance Documents to be executed on or before the date of the Private Equity Issuance, certified as of the date of the Private Equity Issuance by a Financial Officer of the Borrower (which certification shall be to the reasonable satisfaction of the Administrative Agent and which shall include a certification that there have been no material amendments or waivers of terms of the Private Equity Issuance Documents from the forms of the Private Equity Issuance Documents delivered to the Administrative Agent prior to the execution of this Amendment by the Administrative Agent that are materially adverse to the Lenders other than as consented to by the Administrative Agent, which certificate may assume, absent notice from the Administrative Agent to the contrary on or before the date of such certificate or in the documents delivered with such certificate, that any amendments or waivers reflected in such certificate have been consented to by the Administrative Agent).

5.9. Certificate. A Financial Officer of the Borrower shall have delivered to the Administrative Agent a certificate stating that, after the effectiveness of all of this Amendment (including Sections 2 and 3) and after giving effect to this Amendment (including Sections 2 and 3) and the other Amendment Transactions, (i) the representations and warranties of the Credit Parties contained in the Loan Documents are true and correct in all material respects on and as of the date of the Private Equity Issuance as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date) and (ii) no Event of Default shall have occurred and shall be continuing.

5.10. Opinions of Counsel. The Administrative Agent shall have received opinions of (i) O’Melveny & Myers LLP, special counsel to the Credit Parties, and (ii) Wiley Rein LLP, special FCC counsel to the Credit Parties, each in form and substance reasonably satisfactory to the Administrative Agent.

6. MISCELLANEOUS.

6.1. Except to the extent specifically amended, consented or waived hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such terms or sections shall be deemed to refer to those terms or sections as amended by this Amendment. The amendments effected hereby shall not effect a restatement of, or cause a novation of any obligations under, any of the Loan Documents. References in the Credit Agreement and the other Loan Documents to “the date hereof” or similar usages refer to May 8, 2006.

6.2. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

6.3. This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4. The Credit Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

6.5. The Administrative Agent and the Collateral Agent agree to deliver to the Borrower the stock certificates of each of the Subsidiaries of the Borrower (together with stock powers relating thereto executed in blank) previously pledged by the Borrower, or affidavits of loss relating thereto reasonably satisfactory to the Borrower, at the time of, and in exchange for, delivery by the Borrower of the membership certificates of such Subsidiaries in accordance with Section 5.6.

6.6. Each of the Lenders party hereto authorizes and directs the Administrative Agent to enter into such documents and agreements as may be reasonably necessary in order to effect this Amendment and the other Amendment Transactions.

6.7. The Administrative Agent and the Lenders party hereto (i) irrevocably consent to the assignment to, and assumption by, Liberman Broadcasting, Inc., a Delaware corporation, of the Alta Subordination Agreement and the rights, liabilities and obligations arising thereunder as set forth in the Assumption Agreement and (ii) waive any breach or event of default arising under the Alta Subordination Agreement and the Investor Subordination Agreement as a result of the transactions contemplated by the Holdings Merger Agreement or the Assumption Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

LBI MEDIA, INC., a California corporation

By:	/s/ Lenard D. Liberman
Name:	Lenard D. Liberman
Title:	Chief Financial Officer

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

GUARANTORS

LIBERMAN TELEVISION OF HOUSTON, INC., a California corporation

KZJL LICENSE CORP., a California corporation

LIBERMAN TELEVISION, INC., a California corporation

KRCA TELEVISION, INC., a California corporation

KRCA LICENSE CORP., a California corporation

LIBERMAN BROADCASTING, INC., a California corporation

LBI RADIO LICENSE CORP., a California corporation

LIBERMAN BROADCASTING OF HOUSTON, INC., a California corporation

LIBERMAN BROADCASTING OF HOUSTON LICENSE CORP., a California corporation

LIBERMAN BROADCASTING OF DALLAS, INC., a California corporation

LIBERMAN BROADCASTING OF DALLAS LICENSE CORP., a California corporation

LIBERMAN TELEVISION OF DALLAS, INC., a California corporation

LIBERMAN TELEVISION OF DALLAS LICENSE CORP., a California corporation

EMPIRE BURBANK STUDIOS, INC., a California Corporation

By:	/s/ Lenard D. Liberman
Name:	Lenard D. Liberman
Title:	Chief Financial Officer

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

ADMINISTRATIVE AGENT

CREDIT SUISSE,
CAYMAN ISLANDS BRANCH,
as Administrative Agent and Lender

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Director

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Associate

COLLATERAL AGENT

CREDIT SUISSE,
CAYMAN ISLANDS BRANCH, as Collateral Agent

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Director

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Associate

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

WACHOVIA BANK, N.A.

By:	/s/ Russ Lyons
Name:	Russ Lyons
Title:	Director

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Sarah Kim
Name:	Sarah Kim
Title:	Managing Director

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Richard Vian
Name:	Richard Vian
Title:	Vice President

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

CIT LENDING SERVICES CORPORATION

By:	/s/ Scott Ploshay
Name:	Scott Ploshay
Title:	VP

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

WELLS FARGO FOOTHILL, INC.

By:	/s/ Christine Helmstetter
Name:	Christine Helmstetter
Title:	Vice President

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

US BANK NATIONAL ASSOCIATION

By:	/s/ Jaycee A. Barrett
Name:	Jaycee A. Barrett
Title:	Vice President

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]

LENDER

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ John Gilsenan
Name:	John Gilsenan
Title:	Vice President

[First Amendment and Consent to Amended and Restated Credit Agreement Signature Page]